ASSET PURCHASE AGREEMENT




                                     BETWEEN




                     INET Interactive Network System, Inc.,
                            a California Corporation




                                       AND




                           Group Long Distance, Inc.,
                              a Florida Corporation





                                 April 30, 2000

                            ASSET PURCHASE AGREEMENT


         THIS ASSET PURCHASE AGREEMENT, entered into as of April 30, 2000, is by and between INET INTERACTIVE NETWORK SYSTEM, INC., a California corporation ("INET"), and GROUP LONG DISTANCE, INC., a Florida corporation ("GLD"). INET and GLD are referred to collectively as the "Parties."

         This Agreement contemplates a transaction in which INET will purchase certain GLD assets in return for cash and a promissory note.

         Now, therefore, in consideration of the premises and the mutual promises herein made, and in consideration of the representations, warranties, and covenants herein contained, the Parties agree as follows.

         1. Definitions. As used in this Agreement, the following terms shall have the following meanings:

                  "Acquired Assets" means all of GLD's right, title, and interest in and to the Customer Base.

                  "Closing" has the meaning set forth in section 2(d) below.

                  "Closing Date" has the meaning set forth in section 2(d) below.

                  "Confidential Information" means any information concerning the businesses and affairs of GLD that is not already generally available to the public.

                  "Customer Base" means the GLD customers identified by specific partition and billed by TALK under the Matrix site numbers set forth on Exhibit A attached hereto.

                  "Ordinary Course of Business" means the ordinary course of business consistent with past custom and practice (including with respect to quantity and frequency but taking into account the fact that GLD is not undertaking new marketing efforts).

                  "Party" has the meaning set forth in the preface above.

                  "Person" means an individual, a partnership, a limited liability company, a corporation, an association, a joint stock company, a trust, a joint venture, an unincorporated organization, or a governmental entity (or any department, agency, or political subdivision thereof).

                  "Purchase Price" has the meaning set forth in section 2(b) below.

                  "Services Agreement" means the Services Agreement between INET and GLD, and consented to by TALK, in the form of Exhibit D attached hereto.

                  "TALK" means TALK.com, Inc.

         2.       Basic Transaction.

                  (a) Purchase and Sale of Assets. On and subject to the terms and conditions of this Agreement, INET agrees to purchase from GLD, and GLD agrees to sell, transfer, convey, and deliver to INET, all of the Acquired Assets at the Closing for the consideration specified in section 2(b). INET ACKNOWLEDGES AND AGREES THE ACQUIRED ASSETS ARE BEING CONVEYED "AS IS, WHERE IS." EXCEPT FOR THE REPRESENTATIONS AND WARRANTIES CONTAINED IN THIS AGREEMENT, SELLER MAKES NO EXPRESS OR IMPLIED REPRESENTATIONS OR WARRANTIES OF ANY KIND, INCLUDING, WITHOUT LIMITATION, NO REPRESENTATIONS OR WARRANTIES AS TO THE CONDITION, MERCHANTABILITY, OR FITNESS FOR A PARTICULAR PURPOSE OF THE ACQUIRED ASSETS. INET is not assuming any liabilities of GLD.

                  (b) Purchase Price. The Purchase Price shall be One Million Dollars ($1,000,000), paid as follows:

                           (i) at the Closing, GLD will receive $50,000 in cash
or other immediately available funds from INET; and

                           (ii) at the Closing, GLD will receive a promissory
note (the "Note") from INET in the form of Exhibit B attached hereto in the stated principal amount of $950,000.

                  (c) Transfer of Acquired Assets. GLD is responsible for securing the transfer of the Acquired Assets for the use and benefit of INET, except for the licenses set forth on Schedule 5(b) attached hereto. The Acquired Assets are to be transferred to INET free and clear of any liens or encumbrances other than those identified in section 3(e) below.

                  (d) The Closing. The closing of the transactions contemplated by this Agreement (the "Closing") shall take place on the business day following the satisfaction or waiver of all conditions to the obligations of the Parties to consummate the transactions contemplated hereby (other than conditions with respect to actions the respective Parties will take at the Closing itself) or such other date as the Parties may mutually determine (the "Closing Date"); provided, however, that the Closing Date shall be no later than April 30, 2000, with an effective date for the transfer of Acquired Assets of April 30, 2000.

                  (e) Deliveries at the Closing. At the Closing, (i) GLD will deliver to INET the various certificates, instruments, and documents referred to in section 6(a) below; (ii) INET will deliver to GLD the various certificates, instruments, and documents referred to in section 6(b) below; (iii) GLD will execute, acknowledge (if appropriate), and deliver to INET (A) assignments in the forms attached hereto as Exhibit C attached hereto and (B) such other instruments of sale, transfer, conveyance, and assignment as INET and its counsel reasonably may request; (iv) GLD and TALK will execute and deliver to INET a Services Agreement in the form of Exhibit D attached hereto; and (v) INET will deliver to GLD the consideration specified in section 2(b) above and INET will execute and deliver to GLD a Security Agreement in form and detail satisfactory to GLD (the "Security Agreement"), together with all UCC Financing Statements necessary to perfect GLD's security interest with respect to the Acquired Assets (the "Financing Statements").

                  (f) Non-Circumvent. So long as no default has occurred hereunder, under the Note or the Services Agreement and no other event has occurred which solely with the passage of time will result in a default hereunder or under the Note or the Services Agreement, from the Closing Date and for the following 36 months, GLD agrees that it will not solicit or provide any services to the Customer Base, directly or indirectly other than pursuant to the Services Agreement.

         3. Representations and Warranties of GLD. GLD represents and warrants to INET that the statements contained in this section 3 are correct and complete as of the date of this Agreement and will be correct and complete as of the Closing Date (as though made then and as though the Closing Date were substituted for the date of this Agreement throughout this section 3), except as set forth in the disclosure schedule accompanying this Agreement and initialed by the Parties (the "Disclosure Schedule"). The Disclosure Schedule will be arranged in paragraphs corresponding to the lettered and numbered paragraphs contained in this section 3.

                  (a) Organization of GLD. GLD is a corporation duly organized, validly existing, and in good standing under the laws of the jurisdiction of its incorporation.

                  (b) Authorization of Transaction. GLD has full power and authority (including full corporate power and authority) to execute and deliver this Agreement and the Services Agreement and to perform its obligations hereunder and thereunder. This Agreement and the Services Agreement constitute valid and legally binding obligations of GLD, enforceable in accordance with their respective terms and conditions except as limited by bankruptcy, insolvency or similar laws of general application effecting the enforcement of creditors' rights generally and general principals of equity.

                  (c) Noncontravention. Neither the execution, delivery or performance of this Agreement or the Services Agreement, nor the consummation of the transactions contemplated hereby and thereby does or will, with or without the giving of notice or the passage of time, conflict with, result in or constitute a breach, default, right to accelerate or loss of rights under, or result in the creation of any lien, charge or encumbrance pursuant to any law, rule, regulation, statute, order, judgment or decree or any contract, agreement, lease, license or instrument to which GLD is a party or by which GLD or the Acquired Assets are bound or affected. Except as set forth in section 5(b) below, GLD does not need to give any notice to, make any filing with, or obtain any authorization, consent, or approval of any government or governmental agency or other party in order for the Parties to consummate the transactions contemplated by this Agreement.

                  (d) Brokers' Fees. GLD has no liability or obligation to pay any fees or commissions to any broker, finder, or agent with respect to the transactions contemplated by this Agreement for which INET could become liable or obligated.

                  (e) Title to Assets. GLD has good and marketable title to all of the Acquired Assets, free and clear of any security interest or restriction on transfer.

                  (f) Legal Compliance. GLD has complied with all applicable laws (including rules, regulations, codes, plans, injunctions, judgments, orders, decrees, rulings, and charges thereunder) of federal, state, local, and foreign governments (and all agencies thereof) the failure of which would have a material adverse impact on the Acquired Assets or the ability of GLD to consummate the transactions contemplated by this Agreement, and no action, suit, proceeding, hearing, investigation, charge, complaint, claim, demand, or notice has been filed or commenced against it alleging any failure so to comply.

                  (g) Litigation. GLD is not subject to any outstanding injunction, judgment, order, decree, ruling or change that would adversely affect GLD's ability to consummate the transactions described herein and there is no action, suit, proceeding, hearing, or investigation of, in, or before any court or quasi-judicial or administrative agency of any federal, state, local, or foreign jurisdiction or before any arbitrator pending or, to GLD's knowledge, threatened, that if determined adversely would affect GLD's ability to consummate the transactions described herein.

                  (h) Customer Base. Each member of the Customer Base has been active for more than 90 days and the account may be transferred to INET under the terms of this Agreement.

         4. Representations and Warranties of INET. INET represents and warrants to GLD that the statements contained in this section 4 are correct and complete as of the date of this Agreement and will be correct and complete as of the Closing Date (as though made then and as though the Closing Date were substituted for the date of this Agreement throughout this section 4), except as set forth in the Disclosure Schedule. The Disclosure Schedule will be arranged in paragraphs corresponding to the lettered and numbered paragraphs contained in this section 4.

                  (a) Organization of INET. INET is a limited liability company duly organized, validly existing, and in good standing under the laws of the jurisdiction of its organization.

                  (b) Authorization of Transaction. INET has full power and authority (including full limited liability company power and authority) to execute and deliver this Agreement, the Note, the Security Agreement and the Services Agreement and to perform its obligations hereunder and thereunder. This Agreement, the Note, the Security Agreement and the Services Agreement constitute valid and legally binding obligations of INET, enforceable in accordance with their respective terms and conditions except as limited by bankruptcy, insolvency or similar laws of general application effecting the enforcement of creditors' rights generally and general principals of equity.

                  (c) Noncontravention. Neither the execution, delivery or performance of this Agreement, the Note, the Security Agreement or the Services Agreement, nor the consummation of the transactions contemplated hereby and thereby does or will, with or without the giving of notice or the passage of time, conflict with, result in or constitute a breach, default, right to accelerate or loss of rights under INET any law, rule, regulation, statute, order, judgment or decree or any contract, agreement, lease, license or instrument to which INET is a party or by which INET is bound. Except as set forth in section 5(b) below, INET does not need to give any notice to, make any filing with, or obtain any authorization, consent, or approval of any government or governmental agency or other party in order for the Parties to consummate the transactions contemplated by this Agreement.

                  (d) Brokers' Fees. INET has no liability or obligation to pay any fees or commissions to any broker, finder, or agent with respect to the transactions contemplated by this Agreement for which GLD could become liable or obligated.

         5.       Covenants.  The Parties agree as follows:

                  (a) General. Each of the Parties will use its reasonable best efforts to take all action and to do all things necessary in order to consummate and make effective the transactions contemplated by this Agreement (including satisfaction, but not waiver, of the closing conditions set forth in section 6 below).

                  (b) Notices and Consents. GLD agrees it will use its reasonable best efforts to assist INET in obtaining the necessary licenses with respect to provision of telecommunication services to the Customer Base (and
Schedule 5(b) attached hereto sets forth all of the licenses necessary with respect to provision of telecommunication services by GLD to the Customer Base) and GLD will give any notices to third parties and use its reasonable best efforts to obtain any third party consents that INET reasonably may request (including, without limitation, a consent from TALK with respect to this Agreement and the Services Agreement) in connection with the matters referred to in section 3(c) above. If an inability of INET for any reason to promptly obtain such licenses would impair INET's rights under the instrument in question so that INET would not in effect acquire the benefit of all rights of legal ownership of the Acquired Assets, GLD, to the maximum extent permitted by law and the license shall act as INET's agent in order to obtain for it the benefits thereunder and shall cooperate, to the maximum extent permitted by law and the license, with INET in any other reasonable arrangement designed to provides such benefits to INET. Each of the Parties will give any notices to, make any filings with, and use its reasonable best efforts to obtain any authorizations, consents, and approvals of governments and governmental agencies in connection with the matters referred to in section 3(c) and section 4(c) above.

                  (c) Operation of Business. Except as specifically set forth in this Agreement, GLD will not engage in any practice, take any action, or enter into any transaction outside the Ordinary Course of Business with respect to the Acquired Assets from the date of this Agreement through the Closing.

                  (d) Full Access. GLD will permit representatives of INET to have full access at all reasonable times, and in a manner so as not to interfere with the normal business operations of GLD, to all premises, properties, personnel, books, records (including tax records), contracts, and documents of or pertaining to the Acquired Assets. INET will treat and hold as such any Confidential Information it receives from GLD in the course of the reviews contemplated by this section 5(d), will not use any of the Confidential Information except in connection with this Agreement, and, if this Agreement is terminated for any reason whatsoever, will return to GLD all tangible embodiments (and all copies) of the Confidential Information which are in its possession.

                  (e) Notice of Developments. Each Party will give prompt written notice to the other Party of any material adverse development causing a breach of any of its own representations and warranties in section 3 and section 4 above. No disclosure by any Party pursuant to this section 5(e), however, shall be deemed to amend or supplement the Disclosure Schedule or to prevent or cure any misrepresentation, breach of warranty, or breach of covenant.

                  (f) Transfer and Payment. INET will pay any transfer taxes, fees and other charges with respect to the transfer of the Acquired Assets.

                  (g) Non-Solicitation. Until such time as all of the necessary consents and approvals with respect to the transfer of the Acquired Assets have been obtained and INET has obtained all of the necessary licenses pursuant to section 5(b) above, INET agrees that it will not solicit or provide any services to the Customer Base, directly or indirectly other than through GLD pursuant to the Services Agreement.

                  (h) Legal Opinion. Within 180 days after Closing, GLD's counsel shall deliver to INET a legal opinion in form, detail and content satisfactory to INET and INET's counsel relating to the matters set forth in sections 3(a), (b), (c), (f) and (g) above.

                  (i) Customer Base. Upon the earlier of (i) 180 days after Closing or (ii) such time as all of the necessary consents and approvals with respect to the transfer of the Acquired Assets has been obtained and INET has obtained all of the necessary licenses pursuant to section 5(b) above, with GLD's assistance, INET shall have obtained from TALK a complete list of each customer comprising the Customer Base including, without limitation, each customer's name, address, telephone number and industry standard ANI.

         6.       Conditions to Obligation to Close.

                  (a) Conditions to Obligation of INET. The obligation of INET to consummate the transactions to be performed by it in connection with the Closing is subject to satisfaction of the following conditions:

                           (i) the representations and warranties set forth in
section 3 above shall be true and correct in all material respects at and as of the Closing Date;

                           (ii) GLD shall have performed and complied with all
of its covenants hereunder in all material respects through the Closing;

                           (iii) GLD shall have procured all of the material
third party consents specified in section 5(b) above and used its reasonable best efforts to obtain or assist INET in obtaining all necessary governmental agency approvals specified in section 5(b) above;

                           (iv) no action, suit, or proceeding shall be pending
before any court or quasi-judicial or administrative agency of any federal, state, local, or foreign jurisdiction or before any arbitrator wherein an unfavorable injunction, judgment, order, decree, ruling, or charge would (A) prevent consummation of any of the transactions contemplated by this Agreement,
(B) cause any of the transactions contemplated by this Agreement to be rescinded following consummation, or (C) affect adversely the right of INET to own the Acquired Assets or the ability of GLD to comply with its obligations under the

Services Agreement (and no such injunction, judgment order, decree, ruling or charge shall be in effect);

                           (v) GLD shall have delivered to INET a certificate to
the effect that each of the conditions specified above in section 6(a)(i)-(iv) is satisfied in all respects;

                           (vi) GLD shall have delivered to INET a duly executed
copy of the Services Agreement; and

                           (vii) all actions to be taken by GLD in connection
with consummation of the transactions contemplated hereby and all certificates, opinions, instruments, and other documents required to effect the transactions contemplated hereby will be reasonably satisfactory in form and substance to INET.

INET may waive any condition specified in this section 6(a) if it executes a writing so stating at or prior to the Closing.

                  (b) Conditions to Obligation of GLD. The obligation of GLD to consummate the transactions to be performed by it in connection with the Closing is subject to satisfaction of the following conditions:

                           (i) the representations and warranties set forth in
section 4 above shall be true and correct in all material respects at and as of the Closing Date;

                           (ii) INET shall have performed and complied with all
of its covenants hereunder in all material respects through the Closing;

                           (iii) no action, suit, or proceeding shall be pending
before any court or quasi-judicial or administrative agency of any federal, state, local, or foreign jurisdiction or before any arbitrator wherein an unfavorable injunction, judgment, order, decree, ruling, or charge would (A) prevent consummation of any of the transactions contemplated by this Agreement or (B) cause any of the transactions contemplated by this Agreement to be rescinded following consummation (and no such injunction, judgment, order, decree, ruling, or charge shall be in effect);

                           (iv) INET shall have delivered to GLD a certificate
to the effect that each of the conditions specified above in section 6(b)(i)-(iii) is satisfied in all respects;

                           (v) INET shall have delivered to GLD duly executed
copies of the Note, the Security Agreement, the Financing Statements and the Services Agreement; and

                           (vi) all actions to be taken by INET in connection
with consummation of the transactions contemplated hereby and all certificates, opinions, instruments, and other documents required to effect the transactions contemplated hereby will be reasonably satisfactory in form and substance to GLD.

GLD may waive any condition specified in this section 6(b) if it executes a writing so stating at or prior to the Closing.

         7.       Termination.

                  (a) Termination of Agreement. Certain of the Parties may terminate this Agreement as provided below:

                           (i) INET and GLD may terminate this Agreement by
mutual written consent at any time prior to the Closing;

                           (ii) INET may terminate this Agreement by giving
written notice to GLD at any time prior to the Closing (A) in the event GLD has breached any material representation, warranty, or covenant contained in this Agreement in any material respect, INET has notified GLD of the breach, and the breach has continued without cure for a period of five (5) days after the notice of breach or (B) if the Closing shall not have occurred on or before April 30, 2000, by reason of the failure of any condition precedent under section 6(a) hereof (unless the failure results primarily from INET itself breaching any representation, warranty, or covenant contained in this Agreement); and

                           (iii) GLD may terminate this Agreement by giving
written notice to INET at any time prior to the Closing (A) in the event INET has breached any material representation, warranty, or covenant contained in this Agreement in any material respect, GLD has notified INET of the breach, and the breach has continued without cure for a period of five (5) days after the notice of breach or (B) if the Closing shall not have occurred on or before April 30, 2000, by reason of the failure of any condition precedent under section 6(b) hereof (unless the failure results primarily from GLD itself breaching any representation, warranty, or covenant contained in this Agreement).

                  (b) Effect of Termination. If any Party terminates this Agreement pursuant to section 7(a) above, all rights and obligations of the Parties hereunder shall terminate without any liability of any Party to any other Party (except for any liability of any Party then in breach); provided, however, that the confidentiality provisions contained in section 5(e) above shall survive termination.

         8.       Miscellaneous.

                  (a) Survival of Representations and Warranties. All of the representations and warranties of the Parties contained in this Agreement shall survive the Closing hereunder for a period of twelve months from the Closing Date.

                  (b) Press Releases and Public Announcements. No Party shall issue any press release or make any public announcement relating to the subject matter of this Agreement without the prior written approval of the other Party; provided, however, that any Party may make any public disclosure it believes in good faith is required by applicable law or any listing or trading agreement concerning its publicly-traded securities (in which case the disclosing Party will use its reasonable best efforts to advise the other Party prior to making the disclosure).

                  (c) No Third-Party Beneficiaries. This Agreement shall not confer any rights or remedies upon any Person other than the Parties and their respective successors and permitted assigns.

                  (d) Entire Agreement. This Agreement (including the documents referred to herein) constitutes the entire agreement between the Parties and supersedes any prior understandings, agreements, or representations by or between the Parties, written or oral, to the extent they related in any way to the subject matter hereof.

                  (e) Succession and Assignment. This Agreement shall be binding upon and inure to the benefit of the Parties named herein and their respective successors and permitted assigns. No Party may assign either this Agreement or any of its rights, interests, or obligations hereunder without the prior written approval of the other Party; provided, however, that INET may (i) assign any or all of its rights and interests hereunder to one or more of its affiliates and
(ii) designate one or more of its affiliates to perform its obligations hereunder (in any or all of which cases INET nonetheless shall remain responsible for the performance of all of its obligations hereunder).

                  (f) Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which together will constitute one and the same instrument.

                  (g) Headings. The section headings contained in this Agreement are inserted for convenience only and shall not affect in any way the meaning or interpretation of this Agreement.

                  (h) Notices. All notices, requests, demands, claims, and other communications hereunder will be in writing. Any notice, request, demand, claim, or other communication hereunder shall be deemed duly given if (and then two business days after) it is sent by registered or certified mail, return receipt requested, postage prepaid, and addressed to the intended recipient as set forth below:

If to GLD:                         Copy to:
----------                         --------
6600 North Andrews Ave.            Thomas R. Tatum
Suite 140                          Brinkley,McNernery,Morgan, Soloman &
Fort Lauderdale, FL 33309          Tatum, LLP
                                   Suite 1800
                                   New River Center
                                   Fort Lauderdale, FL 33301

If to INET:                        Copy to:
-----------                        --------
1640 S. Sepulveda Blvd.            Timothy G. Atkinson
Suite 320                          Reinhart, Boerner, Van Deuren,
Los Angeles, CA 90025              Norris & Rieselbach, P.C.
                                   1775 Sherman Street, Suite 2100
                                   Denver, CO 80203

Any Party may send any notice, request, demand, claim, or other communication hereunder to the intended recipient at the address set forth above using any other means (including personal delivery, expedited courier, messenger service, telecopy, telex, ordinary mail, or electronic mail), but no such notice, request, demand, claim, or other communication shall be deemed to have been duly given unless and until it actually is received by the intended recipient. Any Party may change the address to which notices, requests, demands, claims, and other communications hereunder are to be delivered by giving the other Party notice in the manner herein set forth.

                  (i) Governing Law. This Agreement shall be governed by and construed in accordance with the domestic laws of the State of Florida without giving effect to any choice or conflict of law provision or rule.

                  (j) Amendments and Waivers. No amendment of any provision of this Agreement shall be valid unless the same shall be in writing and signed by the Parties. No waiver by any Party of any default, misrepresentation, or breach of warranty or covenant hereunder, whether intentional or not, shall be deemed to extend to any prior or subsequent default, misrepresentation, or breach of warranty or covenant hereunder or affect in any way any rights arising by virtue of any prior or subsequent such occurrence.

                  (k) Severability. Any term or provision of this Agreement that is invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions hereof or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction.

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

                  (l) Expenses. Each of the Parties will bear his or its own costs and expenses (including legal fees and expenses) incurred in connection with this Agreement and the transactions contemplated hereby.

                  (m) Construction. The Parties have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the Parties and no presumption or burden of proof shall arise favoring or disfavoring any Party by virtue of the authorship of any of the provisions of this Agreement. Any reference to any federal, state, local, or foreign statute or law shall be deemed also to refer to all rules and regulations promulgated thereunder, unless the context requires otherwise. The word "including" shall mean including without limitation.

                  (n) Incorporation of Exhibits and Schedules. The Exhibits and Schedules identified in this Agreement are incorporated herein by reference and made a part hereof.

         IN WITNESS WHEREOF, the Parties hereto have executed this Agreement as of the date first above written.

                                INET INTERACTIVE NETWORK
                                SYSTEM, INC., a California
                                corporation

                                By: /s/ Daniel Latham
                                ---------------------
                                Title: Director


                                GROUP LONG DISTANCE, INC.,
                                a Florida Corporation

                                By: /s/Glenn Koach
                                ------------------
                                Title: President

                                    EXHIBIT A

                                  Customer Base

         "Customer Base" shall mean:

                  a. Those customers of GLD referred to as the Matrix 1+ base of business and identified by the following "Site" numbers by Talk.com, Inc., on its Monthly Statement for Account of GLD.

         Matrix Site Number:        604, 643, 660, 679, 686, 688, 718, and

                  b. That portion of the 800 base as is shown as a net commission credit and is credited on the main Monthly Statement for Account of GLD for site 607.

                                    EXHIBIT B

                             Form of Promissory Note

                                 PROMISSORY NOTE


$950,000                                                Los Angeles, California
                                                                 April 30, 2000


                  FOR VALUE RECEIVED, the undersigned, INET INTERACTIVE NETWORK SYSTEM, INC., a California corporation, promises to pay to the order of GROUP LONG DISTANCE, INC., a Florida corporation, the principal sum of Nine Hundred Fifty Thousand and 00/100 Dollars, together will all accrued interest, on April 30, 2002. The undersigned further promises to pay interest on the principal balance outstanding from time to time at an annual rate equal to 8%. Accrued interest is payable monthly on the first business day of each month, commencing June 1, 2000, and on the date the principal balance hereof becomes due and payable. Interest shall be calculated for the actual number of days elapsed on the basis of a 365-day year. Prepayments are permitted at any time without premium or penalty.

                  Payments of both principal and interest are to be made in immediately available funds in lawful currency of the United States of America at the offices of the holder of this Note, 6600 North Andrews Avenue, Suite 140, Fort Lauderdale, Florida 33309, or such other place as the holder hereof shall designate to the undersigned in writing.

                  If any installment is not paid when due under this Note, the unpaid balance shall, at the option of the holder hereof and without notice to the undersigned, mature and become immediately payable. The unpaid balance shall automatically mature and become immediately payable in the event the undersigned, any surety, indorser or guarantor becomes the subject of bankruptcy or other insolvency proceedings. Receipt by the holder hereof of any payment under this Note after the occurrence of an event of default shall not constitute a waiver of the default or the holder's rights and remedies upon such default.

                  Without affecting the liability of the undersigned, any indorser, surety or guarantor, the holder hereof may, without notice, accept partial payments, release or impair any collateral security for the payment of this Note or agree not to sue any party liable on it. Without affecting the liability of any indorser, surety or guarantor, the holder hereof may from time to time, without notice, renew or extend the time for payment.

                  The undersigned hereby waives presentment, demand, protest and notice of nonpayment and dishonor and agrees to pay all costs of collection, including reasonable attorneys' fees.

                  This Note is issued pursuant to the terms of the Asset Purchase Agreement dated even date herewith between the undersigned and Group Long Distance, Inc. ("GLD") This Note is secured by all existing and future pledges and security agreements from the undersigned to or for the benefit of the holder hereof including, without limitation, the Security Agreement dated of even date herewith from the undersigned to GLD (collectively, the "Collateral"), and payment may be accelerated according to any of them. The undersigned shall have no personal liability to pay any of the indebtedness evidenced hereby or any further indebtedness, such as cost of collection or interest, if any, and by acceptance hereof, the holder hereof hereby agrees that in no event shall any monetary deficiency judgment for any such amount be sought or obtained against the undersigned, it being the intention of the parties that the only recourse of the holder hereof for the satisfaction of the indebtedness evidenced hereby shall be against the Collateral provided by the undersigned as security for this Note.

                  The holder hereof hereby agrees that the undersigned may, at any time upon notice to the holder hereof, set off against any amounts due and owing to the undersigned under the Services Agreement dated of even date herewith between the undersigned and GLD.

                  This Note shall be governed by the laws of the State of Florida. Invalidity of any provision of this Note shall not affect the validity of any other provision. This Note may be modified or discharged only by an agreement in writing executed by the party against whom enforcement of any modification or discharge is sought.

                                    INET INTERACTIVE NETWORK
                                    SYSTEM, INC., a California corporation

                                    BY  /s/ Daniel Latham
                                    ---------------------
                                    Its Director

                                    EXHIBIT C

                               Form of Assignment

                                  BILL OF SALE


                  This Bill of Sale dated April 30, 2000, is made by GROUP LONG DISTANCE, INC., a Florida corporation ("Seller"), to INET INTERACTIVE NETWORK SYSTEM, INC., a California corporation ("Buyer"), in accordance with that certain Asset Purchase Agreement dated as of April 30, 2000, by and between Buyer and Seller (the "Agreement").

                  KNOW ALL MEN BY THESE PRESENTS that in accordance with and subject to the Agreement, for good and valuable consideration, including the payment by Buyer to Seller of the consideration set forth in the Agreement, the receipt and sufficiency of which is hereby acknowledged, Seller hereby bargains, grants, sells, transfers, assigns, conveys and delivers unto Buyer, its successors and assigns forever, all of Seller's right, title and interest in and to the Acquired Assets (as defined in the Agreement) including, but not limited to, the assets set forth on Exhibit A attached hereto (the "Assets").

                  TO HAVE AND TO HOLD, all and singular the aforesaid Assets hereby conveyed unto Buyer, its successors and its assigns, absolutely and unconditionally.

                  SELLER warrants and represents that Seller is the lawful owner of all the Assets and that they are free and clear of any outstanding liens, encumbrances, claims, debts or liabilities due and owing by Seller which would result in a lien or encumbrance upon the aforesaid property, except as set forth in the Agreement, that Seller has the right to sell all right, title and interest of Seller in and to the Assets to Buyer free from claims of all creditors and other persons whatsoever and agrees to hold Buyer harmless from any such claims and the costs incurred in defending such claims; and that Seller will execute such further assurances of free and clear title to the Assets as set forth in the Agreement. Except as set forth in the Agreement, Seller does hereby bind itself, its successors and assigns, to warrant the title to the Assets to Buyer, its successors and assigns, against every person lawfully making offers or claims thereto. BUYER ACKNOWLEDGES AND AGREES THE ASSETS ARE BEING CONVEYED "AS IS, WHERE IS." EXCEPT FOR THE REPRESENTATIONS AND WARRANTIES CONTAINED HEREIN AND IN THE AGREEMENT, SELLER MAKES NO EXPRESS OR IMPLIED REPRESENTATIONS OR WARRANTIES OF ANY KIND, INCLUDING, WITHOUT LIMITATION, NO REPRESENTATIONS OR WARRANTIES AS TO THE CONDITION, MERCHANTABILITY, OR FITNESS FOR A PARTICULAR PURPOSE OF THE ACQUIRED ASSETS.

                  THE PARTIES hereto agree that all covenants, agreements, warranties and representations contained in the Agreement between Seller and Buyer for the sale of all the Assets and amendments and addenda thereto, shall not be deemed to be merged in this Bill of Sale, but shall continue in full force and effect as provided in the Agreement unless otherwise herein provided.

                  IN WITNESS WHEREOF, the undersigned have executed this Bill of Sale as of the date first written above.

                                           GROUP LONG DISTANCE, INC.,
                                           a Florida Corporation

                                           By: /s/ Glenn Koach
                                           -------------------
                                           Title: President

                  Buyer hereby accepts the foregoing Bill of Sale.

                                           INET INTERACTIVE NETWORK SYSTEM,
                                           INC., a California corporation

                                           By: /s/ Daniel Latham
                                           ---------------------
                                           Title: Director

                                    EXHIBIT A
                                 TO BILL OF SALE

                                 Acquired Assets

         "Acquired Assets" shall include:

                  a. Those customers of GLD referred to as the Matrix 1+ base of business and identified by the following "Site" numbers by Talk.com, Inc., on its Monthly Statement for Account of GLD.

         Matrix Site Number:        604, 643, 660, 679, 686, 688, 718, and

                  b. That portion of the 800 base as is shown as a net commission credit and is credited on the main Monthly Statement for Account of GLD for site 607.

                                    EXHIBIT D

                               SERVICES AGREEMENT


         THIS SERVICES AGREEMENT ("Agreement") dated this 30th day of April, 2000 by and between GROUP LONG DISTANCE, INC., with its principal place of business at 6600 North Andrews Avenue, Suite 140, Fort Lauderdale, FL 33309 ("GLD") and INET INTERACTIVE NETWORK SYSTEM, INC. with its principal place of business at 1640 S. Sepulveda Blvd., Suite 320, Los Angeles, CA 90025 ("INET". INET and GLD may be collectively referred to as the "Parties".

         WHEREAS, GLD and INET have entered into that certain Asset Purchase Agreement dated April 30, 2000 under which INET purchased the Customer Base ("Asset Purchase Agreement"); and

         WHEREAS, the Parties require, as a condition of entering into the Asset Purchase Agreement, that the other party execute and deliver this Agreement; and

         NOW THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties hereto agree as follows:

1.       Definitions.

         1.1 Any capitalized terms not defined herein shall have the definition set forth in the Asset Purchase Agreement.

         1.2 "Services" shall mean the same level and types of customer service that GLD provided to the Customer Base during the period covered by the December 1999 Statement under the Partition Agreements between GLD and TALK, as those agreements have been amended as of the date hereof ("Partition Agreement") and the same level and type of customer service that TALK provided under the Partition Agreement to the Customer Base.

2.       Provision of Services.

         2.1 Subject to the terms and conditions herein, GLD agrees to provide to INET and INET agrees to purchase from GLD the Services.

         2.2 GLD reserves the right to acquire Services from other third parties or to provide such Services itself.

3.       Price and Payment.

         3.1 The prices for Services under this Agreement shall be $10,000 per month, commencing with the month of May, 2000.

         3.2 Within fifteen (15) days of receipt by GLD from TALK of any statement with respect to the Customer Base, GLD will send to INET a copy of such statement.

         3.3 Amounts payable to GLD in connection with this Agreement shall be charged against account receivables being collected by GLD (on INET's behalf) from TALK received pursuant to the Partition Agreement with regard to the Customer Base.

         3.4 Upon receipt of payments from TALK, GLD shall deduct all amounts due it under this Agreement including any amount of any default, or of any allowance, discount, return, defense, recoupment, setoff or offset taken or claimed by GLD under this Agreement or the Promissory Note executed by INET dated April 30, 2000 ("Promissory Note") and GLD shall remit to INET the balance, if any, due INET within twenty (20) days after the date payments are received from TALK.

         3.5 GLD shall maintain complete and accurate accounting records, in accordance with sound accounting practices, to substantiate INET's charges hereunder. GLD shall retain such records from three (3) years from the date of INET's final payment under this Agreement and the Promissory Note.

         3.6 INET shall have access to such records for the purpose of review during normal business hours upon reasonable notice during the term of this Agreement and during the three (3) year period following termination of this Agreement.

4.       Taxes.

In addition to the prices for Services as set forth in Exhibit 3.1, INET shall pay to GLD the amount of any and all applicable taxes, assessment, duties and similar charges imposed by governmental entities, whether local, state, federal or foreign (including, without limitation, sales, use and transfer taxes, but not based on GLD's income) relating to the Services provided to INET under this Agreement.

5.       Security Interest.

The Services provided hereunder shall be secured by a first priority and perfected purchase money security interest in the Acquired Assets as set forth in the Security Agreement dated of even date herewith entered into between GLD and INET.

6.       Delivery and Acceptance of Services.

The delivery dates for all Services, pursuant to this Agreement will be deemed to be the dates on which they are provided to INET, or to the Customer Base. GLD shall provide the Services as and when needed in accordance with past practice with respect to the Customer Base.

7.       Warranty and Disclaimer of Warranty.

         7.1 INET ACCEPTS THE SERVICES "AS IS" AND WITH ALL FAULTS. EXCEPT AS PROVIDED IN SECTION 7, GLD MAKES NO WARRANTIES OF ANY KIND, WHETHER EXPRESS OR IMPLIED, INCLUDING, WITHOUT LIMITATION, ANY EXPRESSED OR IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE CONCERNING ANY SERVICE. EXCEPT AS OTHERWISE EXPRESSLY PROVIDED IN THIS AGREEMENT, ALL GUARANTIES, WARRANTIES, CONDITIONS AND REPRESENTATIONS WHATSOEVER, EITHER EXPRESS OR IMPLIED, WHETHER ARISING UNDER ANY STATUTE, LAW, COMMERCIAL USAGE OR OTHERWISE, ARE HEREBY EXPRESSLY REJECTED AND DISCLAIMED.

         7.2 IN NO EVENT SHALL EITHER PARTY HAVE ANY OBLIGATION OR LIABILITY FOR ANY DAMAGES WHICH THE OTHER PARTY MAY INCUR FROM ANY CAUSE, WHETHER LIABILITY IS ASSERTED IN CONTRACT OR IN TORT (WHETHER STRICT LIABILITY OR NEGLIGENCE) RELATING TO OR ARISING OUT OF THE SERVICES. IN NO EVENT SHALL EITHER PARTY BE LIABLE FOR LOSS OF PROFITS, LOSS OF USE OR INDIRECT, INCIDENTAL, CONSEQUENTIAL OR SPECIAL DAMAGES OF ANY KIND OR ANY OTHER NATURE WHATSOEVER WHICH MAY BE INCURRED BY REASON RELATING TO OR ARISING OUT OF THE SERVICES, INCLUDING, WITHOUT LIMITATION ANY BREACH BY EITHER PARTY OF THIS AGREEMENT. THE FOREGOING LIMITATION OF LIABILITY WILL NOT APPLY TO CLAIMS FOR PERSONAL INJURY OR DAMAGE TO REAL OR TANGIBLE PERSONAL PROPERTY CAUSED BY GLD'S GROSS NEGLIGENCE OR WILLFUL MISCONDUCT.

8.       Term and Termination.

         8.1 This Agreement shall remain in full force and effect for a period commencing on the date of this Agreement and expiring on the earliest to occur of the dates or events set forth in Section 8.2 below.

         8.2 The Agreement may be terminated as to one or more of the Services:

                  (i) upon completion of all of INET's obligations to GLD under the Asset Purchase Agreement and the Promissory Note; or
                  (ii) by mutual consent of the Parties in writing, at any time; or
                  (iii) by GLD if INET does not pay according to the terms set forth in Section 3.2 unless such payment is reasonably disputed by INET. Such termination by GLD shall be effective ten (10) days after GLD's written notice to INET if INET does not make payment within such ten (10) day period; or
                  (iv) either party may terminate this Agreement if a trustee or receiver is appointed for the other party; if a court orders that any assets of the other party be attached; if the other party makes an assignment for the benefit of creditors; or if a voluntary or involuntary petition or proceeding is filed by or against the other party under any bankruptcy, reorganization, insolvency or similar law relating to relief of creditors or debtors.

         8.3 Unless otherwise expressly provided herein, the rights and remedies hereunder are in addition to, and not in limitation of, other rights and remedies under the Agreement, at law or in equity, and the exercise of one right or remedy will not be deemed a waiver of any other right or remedy.

9.       Protected Information.

In the event either party receives confidential or proprietary information requested from the other party in documentary form and marked proprietary, or confidential, the requesting party shall take all reasonable steps to protect and hold such confidence to (a) prevent its disclosure to third parties and (b) restrict its use to those purposes consented to in writing by the disclosing party; except that the receiving party shall not be required to protect or hold in confidence any information or data which (i) is or becomes available to the public or the general industry without the fault of the receiving party; or (ii) is independently developed by the receiving party.

10.      Miscellaneous.

         10.1 No amendment of any provision of this Agreement shall be valid unless the same shall be in writing and signed by the Parties. No waiver by any

Party of any default, misrepresentation, or breach of warranty or covenant hereunder, whether intentional or not, shall be deemed to extend to any prior or subsequent default, misrepresentation, or breach of warranty or covenant hereunder or affect in any way any rights arising by virtue of any prior or subsequent such occurrence.

         10.2 No failure or forbearance on the part of either party to exercise and no delay in exercising, and no course of dealing with respect to, any right, power or privilege under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege under this Agreement preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

         10.3 Any term or provision of this Agreement that is invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions hereof or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction.

         10.4 This Agreement shall not confer any rights or remedies upon any Person other than the Parties and their respective successors and permitted assigns.

         10.5 This Agreement shall be binding upon and inure to the benefit of the Parties named herein and their respective successors and permitted assigns. No Party may assign either this Agreement or any of its rights, interests, or obligations hereunder without the prior written approval of the other Party; provided, however, that INET may (i) assign any or all of its rights and interests hereunder to one or more of its affiliates and (ii) designate one or more of its affiliates to perform its obligations hereunder (in any or all of which cases INET nonetheless shall remain responsible for the performance of all of its obligations hereunder).

         10.6 GLD shall not be deemed in default for any delay or failure to perform arising out of causes beyond its reasonable control and without its fault or negligence including, but not limited to, acts of God, acts of the other party, acts of civil or military authority, implementation of government statutes or regulations preventing performance of the Services, or labor disputes or strikes, fire, riots, war, embargoes, epidemics, floods or other unusually severe weather, shortages of power, unforeseen delays by carriers or suppliers, machinery breakdowns despite ordinary maintenance. GLD shall notify INET forthwith upon learning of any event which may result in any delay or failure to perform.

         10.7 All notices, requests, demands, claims, and other communications hereunder will be in writing. Any notice, request, demand, claim, or other communication hereunder shall be deemed duly given if (and then two business days after) it is sent by registered or certified mail, return receipt requested, postage prepaid, and addressed to the intended recipient as set forth below:

If to GLD:                             Copy to:
----------                             --------
6600 North Andrews Ave.                Thomas R. Tatum
Suite 140                              Brinkley,McNernery,Morgan, Soloman &
Fort Lauderdale, FL 33309              Tatum, LLP
                                       Suite 1800
                                       New River Center
                                       Fort Lauderdale, FL 33301

If to INET:                            Copy to:
-----------                            --------
1640 S. Sepulveda Blvd.                Timothy G. Atkinson
Suite 320                              Reinhart, Boerner, Van Deuren,
Los Angeles, CA 90025                  Norris & Rieselbach, P.C.
                                       1775 Sherman Street, Suite 2100
                                       Denver, CO 80203

Any Party may send any notice, request, demand, claim, or other communication hereunder to the intended recipient at the address set forth above using any other means (including personal delivery, expedited courier, messenger service, telecopy, telex, ordinary mail, or electronic mail), but no such notice, request, demand, claim, or other communication shall be deemed to have been duly given unless and until it actually is received by the intended recipient. Any Party may change the address to which notices, requests, demands, claims, and other communications hereunder are to be delivered by giving the other Party notice in the manner herein set forth.

         10.8 This Agreement shall be governed by and construed in accordance with the domestic laws of the State of Florida without giving effect to any choice or conflict of law provision or rule.

         10.9 This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute the same agreement.

         10.10 This Agreement (including the documents referred to herein) constitutes the entire agreement between the Parties and supersedes any prior understandings, agreements, or representations by or between the Parties, written or oral, to the extent they related in any way to the subject matter hereof.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and year first set forth above.

Group Long Distance, Inc.

By: /s/ Glenn Koach
-------------------
Title: President

INET Interactive Network System, Inc.

By: /s/ Daniel Latham
---------------------
Title: Director